UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 14, 2025

Date of Report (Date of earliest event reported)

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39 Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, City Singapore 018983, Singapore	018983
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +662-255-6851340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACUF	OTC Markets Group, Inc.
Ordinary shares, par value $0.0001 per share	KACLF	OTC Markets Group, Inc.
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACWF	OTC Markets Group, Inc.
Rights, each to receive one-tenth of one ordinary share	KACRF	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2025, Kairous Acquisition Corp. Limited (the “Company” or “Kairous”) issued an unsecured promissory note in the aggregate principal amount of $50,000 (the “Note”) to Kairous Asia Limited, the Company’s initial public offering sponsor (“Sponsor”) in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination. The Note does not bear interest and matures upon the closing of a business combination by the Company. In addition, the Note will be converted by the holder into ordinary shares of the Company at a price of $10.10 per share at the closing of a business combination. A copy of the Note is attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated by reference in this Item 1.01.

Item 8.01. Other Events.

The Company extended the business combination period to April 16, 2025, by depositing $50,000 to the trust account on March 14, 2025. The Company issued the release filed herewith on March 18, 2025. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Promissory Note dated March 14, 2025
99.1	Press Release dated March 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2025	Kairous Acquisition Corp. Limited

	By:	/s/ Athiwat Apichote
	Name:	Athiwat Apichote
	Title:	Chief Executive Officer